SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 7, 2000


                             SWVA Bancshares, Inc.
                             ---------------------
             (Exact name of Registrant as specified in its Charter)




          Virginia                    0-24674                54-1721629
         ----------                  ---------              -----------
(State or other jurisdiction       (SEC File No.)   (IRS Employer Identification
      of incorporation)                                       Number)


302 Second Street, S.W., Roanoke, Virginia                   24011-1597
-------------------------------------------                  -----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:        (703) 343-0135
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of a press release issued August 8, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -- Press Release, dated August 8, 2000, concerning  Merger  Agreement
----------    dated as of August 7, 2000 with FNB Corporation.

Exhibit 99.1 -- Agreement and Plan of Merger between SWVA Bancshares,  Inc., and
------------    FNB Corporation, dated as of August 7, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               SWVA Bancshares, Inc.


Date:    August 8, 2000        By:      /s/ D.W. Shilling
                                        ----------------------------------------
                                        D.W. Shilling
                                        President and Chief Executive Officer